SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  August 12, 2002
                             MDI ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                      0-24919                   73-1515699
(State or Other Jurisdiction  (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)

                                 201 Ann Street
                           Hartford, Connecticut 06103

                         (Address of principal executive
                           offices including zip code)

                                 (860) 527-5359

                         (Registrant's telephone number,
                              including area code)


                                      N.A.
          (Former name or former address, if changed since last report)


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This Form 8-K  contains  forward-looking  statements.  Such  statements  involve various risks that may cause actual results to differ materially from those expressed in such forward looking statements. These risks and uncertainties include risks detailed from time to time in MDI Entertainment, Inc.'s filings with the Securities and Exchange Commission including, but not limited to, those described in the Form 10-KSB filed March 19, 2002 and Amendments, Nos. 1 and 2 to Form 10-KSB filed April 30, 2002 and May 9, 2002, respectively.

ITEM 4.  CHANGES TO REGISTRANT'S CERTIFYING ACCOUNTANTS.

          On August 12, 2002, we determined to engage Scillia, Dowling & Natarelli, LLC to serve as our independent accountants in order to review our 10-QSB for June 30, 2002, but are still in the process of interviewing accounting firms to be our independent auditors, including Scillia, Dowling & Natarelli, LLC. This determination was approved by our Board of Directors, based on the recommendation of our Audit Committee.

          During our fiscal years ended December 31, 2001 and 2000 and the subsequent interim period through March 31, 2002, we did not consult with Scillia, Dowling & Natarelli, LLC regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of businesses acquired.  Not applicable.

(b)      Pro forma financial information.  Not applicable.

(c)      Exhibits. Not applicable.


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 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 MDI ENTERTAINMENT, INC.
                                                (Registrant)


     Dated   August 12, 2002                     By:   /s/ Kenneth M. Przysiecki
             ---------------                           -------------------------
                                                           Kenneth M. Przysiecki
         Vice President of Accounting and Administration, Secretary and Director
                                                   (Principal Financial Officer)